               UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): September 8, 2004


                               MOVADO GROUP, INC.
             (Exact name of registrant as specified in its charter)


                                    NEW YORK
                 (State or other jurisdiction of incorporation)


              0-22378                                  13-2595932
      (Commission File Number)              (IRS Employer Identification No.)


         650 FROM ROAD
           PARAMUS, NJ                                    07652
(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:    (201) 267-8000


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

                  On September 8, 2004, Movado Group, Inc. (the "Company") issued a press release announcing the Company's results of operations and financial condition for the quarter ended July 31, 2004. A copy of the press release is included as Exhibit 99.1 to, and is incorporated by reference in, this Item 2.02 of this current report on Form 8-K.

                  The information in this Current Report shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

                  (c) Exhibit 99.1: Press Release, dated September 8, 2004 (Furnished pursuant to Item 2.02 of this current report on Form 8-K).

                                       SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: September 8, 2004

                                             MOVADO GROUP, INC.



                                             By: /s/ Timothy F. Michno
                                                 ----------------------------
                                                 Name:  Timothy F. Michno
                                                 Title: General Counsel and
                                                        Secretary